Exhibit 99
Focused on Growth An Overview of LaBarge, Inc.

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect management's current expectations and involve a number of risks and uncertainties. Actual results may differ materially from such statements due to a variety of factors that could adversely affect LaBarge, Inc.'s operating results. These risks and factors are set forth in documents LaBarge, Inc. files with the Securities and Exchange Commission, specifically in the Company's most recent Annual Report on Form 10-K and other reports it files from time to time. Safe Harbor This presentation is dated Sept. 19, 2007.

Achieving excellent growth FY07 sales grew 24% year over year; earnings increased 17 percent 15% five-year CAGR for sales, 24% for earnings (fiscal years 2002 to 2007) Expanding pipeline of business opportunities Customers in strong-performing, diversified markets Strong order flow Robust backlog of firm orders - $206.2 million (at 7/1/07) Healthy financial condition Debt declined 37% in 2007 fiscal year Recent Highlights

Electronics Manufacturing Services $220 billion worldwide market* Diverse and fragmented Job shops to highly automated factories Simple assembly to high-tech electronics Low volume to high volume Outlook for EMS industry is positive Increasing long-term trend toward outsourcing Forecasted CAGR of approximately 15%* * Source: Electronic Trend Publications; July 2007

LaBarge's Place in the EMS Industry LaBarge's niche: Low-to-medium volume contract manufacturing High-complexity/high- reliability electronic assemblies Outsourcing in its early stages Customers are: Large, technology-driven companies Focused on own core capabilities Interested in boosting efficiencies and reducing costs

Niche-Focused Business Strategy Be an outsourcing partner to OEMs Serve customers in diversified markets Maintain broad-based manufacturing capabilities Support customers with value-added services Execute reliably Retain flexibility

Competitive Advantage - Full-Service Provider Broad-based specialized capabilities Interconnect systems Printed circuit card assemblies Higher-level assemblies

Established Customer Relationships Airport security Postal systems and defense Postal systems and defense Defense and commercial aerospace Defense and commercial aerospace Oil field services and tooling Glass container fabrication Defense and commercial aerospace Aircraft engines and medical Mine automation systems Defense Semiconductor Defense Defense

Diversified Markets Backlog - $206.2 million (at July 1, 2007) Net Sales - $235.2 million (for 12 months ended July 1, 2007) Defense, 37% Commercial Aerospace, 8% Govt Systems, 9% Natural Resources, 24% Industrial, 16% Medical, 3% Other, 3% Defense, 41% Commercial Aerospace, 7% Defense, 38% Commercial Aerospace, 27% Govt Systems, 7% Natural Resources, 14% Industrial, 9% Medical, 5%

Glass container fabrication equipment Scientific instrumentation Semiconductor manufacturing equipment Oil-field services equipment Mining automation systems Baggage screening systems Homeland security applications Missile systems Radar systems Aircraft applications Shipboard systems Industrial Natural Resources Government Systems Defense High-Reliability in Demanding Environments

? ? ? ? ? ? ? All U.S. Manufacturing Six manufacturing locations 1,340 employees Headquartered in St. Louis

Sales and Marketing Approach Relationship-driven business Existing customers Expand involvement on ongoing programs Win work with higher technology content Add value through engineering support, program management Win new, long-term programs New customers Target markets, companies and programs compatible with niche-focused strategy Direct sales Build on reputation

Operational Initiatives Commitment to lean organization Enhance manufacturing efficiencies Strengthen inventory management

Internal growth Positive trend toward outsourcing among OEMs from diverse markets Strong-performing market sectors LB is positioned as preferred supplier to key customers Acquisitions - looking for candidates that: Are compatible with our core electronics manufacturing business Bring new or expanded customer relationships and capabilities Are accretive to our EPS Add long-term value for our shareholders Growth Drivers

Backlog (dollars in millions)

Net Sales 2003 2004 2005 2006 2007 102.9 131.5 182.3 190.1 235.2 (dollars in millions)

2003 2004 2005 2006 2007 0.15 0.44 0.68 0.6 0.71 Net Earnings Per Share (diluted eps)

2002 2003 2004 2005 2006 2007 0.195 0.203 0.231 0.226 0.216 0.195 Gross Margin

Outlook Positive prospects for EMS market Strong trend toward outsourcing LaBarge is well positioned as a niche player Positive long-term business outlook for LB Solid backlog of firm orders Customers in strong-performing market sectors Expanding pipeline of new business opportunities Well positioned to achieve favorable financial comparisons in FY08